                                                                   EXHIBIT 99.24

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[540,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                     TRUSTEE

                               FEBRUARY [23], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1

--------------------------------------------------------------------------------

                                   TERM SHEET
                               FEBRUARY [23], 2005
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL1
                          $[540,138,000] (APPROXIMATE)
                              SUBJECT TO REVISION

                                                                                             EXPECTED   STATED
                                         WAL (YRS)     PAYMENT WINDOW                         FINAL     FINAL     EXPECTED RATINGS
                APPROX                  (CALL (4)/       (CALL (4)/     PAYMENT    INTEREST  MATURITY  MATURITY       (MOODY'S/
CLASS           SIZE ($)     COUPON      MATURITY         MATURITY       DELAY      ACCRUAL     (4)       (5)        FITCH/DBRS)
------------- -----------  -----------  -----------  ------------------ --------  ---------- --------  --------  -------------------
CLASS A       387,158,000  LIBOR + [ ]  1.05 / 1.05   1 - 32 / 1 - 32      0      Actual/360 Oct-2007  Dec-2035     Aaa/AAA/AAA
                            (1), (2)

CLASS M-1      53,843,000  LIBOR + [ ]  4.38 / 5.50  32 - 75 / 32 - 169    0      Actual/360 May-2011  Dec-2035   Aa2/AA+/AA(High)
                            (1), (3)

CLASS M-2      15,668,000  LIBOR + [ ]  5.74 / 6.23  62 - 75 / 62 - 152    0      Actual/360 May-2011  Dec-2035   Aa3/AA+/AA(High)
                            (1), (3)

CLASS M-3      29,058,000  LIBOR + [ ]  5.08 / 5.55  51 - 75 / 51 - 149    0      Actual/360 May-2011  Dec-2035    A2/AA-/AA(Low)
                            (1), (3)

CLASS B-1      14,244,000  LIBOR + [ ]  4.74 / 5.21  48 - 75 / 48 - 143    0      Actual/360 May-2011  Dec-2035     A3/A+/A(High)
                            (1), (3)

CLASS B-2      11,680,000  LIBOR + [ ]  4.62 / 5.08  46 - 75 / 46 - 139    0      Actual/360 May-2011  Dec-2035       Baa1/A/A
                            (1), (3)

CLASS B-3      15,668,000  LIBOR + [ ]  4.52 / 4.97  43 - 75 / 43 - 135    0      Actual/360 May-2011  Dec-2035    Baa2/A-/A(Low)
                            (1), (3)

CLASS B-4      12,819,000  LIBOR + [ ]  4.45 / 4.88  42 - 75 / 42 - 130    0      Actual/360 May-2011  Dec-2035  Baa3/BBB+/BBB(High)
                            (1), (3)

CLASS B-5 (6)  25,639,000  LIBOR + [ ]  4.37 / 4.77  39 - 75 / 39 - 124    0      Actual/360 May-2011  Dec-2035   Ba2/BBB-/BB(High)
                            (1), (3)

1)    Subject to the Available Funds Cap.

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 30% CPR. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

6) The Class B-5 Certificates will not be publicly offered, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-5 Certificates is provided to assist your understanding of the other Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1

--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                      212-449-3659    scott_soltas@ml.com
Charles Sorrentino                212-449-3659    charles_sorrentino@ml.com
Colin Sheen                       212-449-3659    colin_sheen@ml.com
Edgar Seah                        212-449-3659    edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                       212-449-0752    matthew_whalen@ml.com
Paul Park                         212-449-6380    paul_park@ml.com
Tom Saywell                       212-449-2122    tom_saywell@ml.com
Alan Chan                         212-449-8140    alan_chan@ml.com
Fred Hubert                       212-449-5071    fred_hubert@ml.com
Alice Chu                         212-449-1701    alice_chu@ml.com
Sonia Lee                         212-449-5067    sonia_lee@ml.com
Oleg Saitskiy                     212-449-1901    oleg_saitskiy@ml.com
Keith Singletary                  212-449-9431    keith_singletary@ml.com
Calvin Look                       212-449-5029    calvin_look@ml.com

MOODY'S
Wen Zhang                         212-553-7710    wen.zhang@moodys.com

FITCH
Cooper Kramer                     212-908-0670    cooper.kramer@fitchratings.com

DOMINION BOND RATING SERVICE
Quincy Tang                       212-635-3410    qtang@dbrs.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1

--------------------------------------------------------------------------------

TITLE OF CERTIFICATES         Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed
                              Certificates Series 2005- SL1, consisting of:
                              Class A Certificates,
                              Class M-1, Class M-2 and Class M-3 Certificates
                              (collectively, the "Class M Certificates"), and
                              Class B-1, Class B-2, Class B-3, Class B-4 and
                              Class B-5 Certificates (collectively, the "Class B
                              Certificates")
                              The Class A Certificates, the Class M Certificates
                              and the Class B Certificates (other than the Class
                              B-5 Certificates) are collectively known as the
                              "Offered Certificates". The Class M and Class B
                              Certificates are collectively known as the
                              "Subordinate Certificates".

UNDERWRITER                   Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

ORIGINATORS                   Fremont (16.89%), MILA (16.29%), Decision One (13.38%) and 13 other originators (53.45%). No other originator accounts for more than
                              10.00% of the aggregate principal balance as of the Cut-Off Date.

SERVICER                      Wilshire Credit Corporation

TRUSTEE                       Deutsche Bank, NA

CUT-OFF DATE                  February 1, 2005

PRICING DATE                  On or about February [24], 2005

CLOSING DATE                  On or about March [10], 2005

DISTRIBUTION DATES            Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in
                              March 2005.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible as of the Closing
                              Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered
                              Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                              ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1
-------------------------------------------------------------------------------

OPTIONAL TERMINATION

The Trustee will be required to effect an auction of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and
(iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS

As of the Cut-Off Date, the mortgage pool will consist of fixed rate, fully amortizing and balloon, second lien residential mortgage loans ("Mortgage Loans") serviced by Wilshire Credit Corporation. The information described herein is based on a pool of Mortgage Loans having an aggregate scheduled principal balance of approximately $569,769,755, as of the Cut-Off Date.

TOTAL DEAL SIZE

Approximately $[540,138,000]

ADMINISTRATIVE FEES

The Servicer will be paid fees aggregating 50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans. The Trustee will be paid fees aggregating 2 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS

1.    Excess interest

2.    Over-Collateralization

3.    Subordination

EXCESS INTEREST

Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION

The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.70% of the aggregate principal balance of the Mortgage Loans. On each distribution date, the trust fund will apply some or all of the Excess Interest as principal payments on the Class A Certificates.

Initial: Approximately 0.70% of original mortgage balance
Target: 7.00% of the original certificate principal balance of the Certificates (14.00% of current mortgage balance after stepdown)

Floor: 0.50% of the original certificate principal balance of the Certificates

                      (PRELIMINARY AND SUBJECT TO REVISION)

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1
--------------------------------------------------------------------------------

SUBORDINATION (1):

 CLASSES                        RATING (M/F/D)                       SUBORDINATION
 -------                        --------------                       -------------
 Class A                         Aaa/AAA/AAA                             38.35%
Class M-1                      Aa2/AA+/AA(High)                          28.90%
Class M-2                      Aa3/AA+/AA(High)                          26.15%
Class M-3                       A2/AA-/AA(Low)                           21.05%
Class B-1                       A3/A+/A(High)                            18.55%
Class B-2                          Baa1/A/A                              16.50%
Class B-3                       Baa2/A-/A(Low)                           13.75%
Class B-4                    Baa3/BBB+/BBB(High)                         11.50%
Class B-5                     Ba2/BBB-/BB(High)                           7.00%

CLASS SIZES:


 CLASSES                        RATING (M/F/D)                       CLASS SIZES
 -------                        --------------                       -----------
 Class A                         Aaa/AAA/AAA                             67.95%
Class M-1                      Aa2/AA+/AA(High)                           9.45%
Class M-2                      Aa3/AA+/AA(High)                           2.75%
Class M-3                       A2/AA-/AA(Low)                            5.10%
Class B-1                       A3/A+/A(High)                             2.50%
Class B-2                          Baa1/A/A                               2.05%
Class B-3                       Baa2/A-/A(Low)                            2.75%
Class B-4                    Baa3/BBB+/BBB(High)                          2.25%
Class B-5                     Ba2/BBB-/BB(High)                           4.50%

INTEREST ACCRUAL

Interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP

If the 10% optional termination does not occur prior to the first distribution date on which it is possible, (i) the margin on the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP

The pass-through rates of the Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

(1)The subordination includes the target over-collateralization level of approximately 7.00%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1
--------------------------------------------------------------------------------

NET WAC

For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL REIMBURSEMENT

If on any Distribution Date the pass-through rate of any Class is limited by the Available Funds Cap, the excess of (i) the amount of interest such Class was entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such Class of Certificates was entitled to receive on such Distribution Date based on the Available Funds Cap, together with the aggregate of such shortfalls from previous Distribution Dates together (and accrued interest thereon at the applicable pass-through rate, without giving effect to the Available Funds Cap) will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY

1.    Servicing Fees and Trustee fees.

2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, and then to the Class B-5 Certificates.

3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, and then monthly principal to the Class B-5 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

5.    Excess interest to pay subordinate principal shortfalls.

6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above, will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, eighth to the Class B-4 Certificates, and ninth to the Class B-5 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                      76.70%*
CLASS M-1                    57.80%*
CLASS M-2                    52.30%*
CLASS M-3                    42.10%*
CLASS B-1                    37.10%*
CLASS B-2                    33.00%*
CLASS B-3                    27.50%*
CLASS B-4                    23.00%*
CLASS B-5                    14.00%*

*includes targeted overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1
--------------------------------------------------------------------------------

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the March 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE

The first Distribution Date on which the Required Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

76.70%
or
(31.35%+7.00%)*2

TRIGGER EVENT <Preliminary and subject to Revision>

The situation that exists with respect to any Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [8.00%] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-Off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date exceeds the Required Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE
---------------------------     ------------------------
March 2008 - February 2009      [5.00%] with respect to March 2008, plus an additional 1/12th of
                                [3.25%] for each month thereafter
March 2009 - February 2010      [8.25%] with respect to March 2009, plus an additional 1/12th of
                                [2.00%] for each month thereafter
March 2010 - February 2011      [10.25%] with respect to March 2010, plus an additional 1/12th of
                                [1.50%] for each month thereafter
March 2011 - February 2012      [11.75%] with respect to March 2011, plus an additional 1/12th of
                                [0.75%] for each month thereafter
March 2012 - February 2013      [12.50%] with respect to March 2012, plus an additional 1/12th of
                                [0.75%] for each month thereafter
March 2013 and thereafter       [13.25%]

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES

The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-Off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL1
[MERRILL LYNCH LOGO]     COLLATERAL SUMMARY

--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                             $569,769,755
Aggregate Original Principal Balance                                $573,058,602
Number of Mortgage Loans                                                  14,880

                                          MINIMUM        MAXIMUM       AVERAGE (1)
                                          -------        -------       -----------
Original Principal Balance                $  4,375       $357,000       $ 38,512
Outstanding Principal Balance             $    192       $355,073       $ 38,291

                                                   MINIMUM     MAXIMUM  WEIGHTED AVERAGE (2)
                                                   -------     -------  --------------------
Original Term (mos)                                    60          360           245
Stated remaining Term (mos)                            50          358           239
Loan Age (mos)                                          1           19             6
Current Interest Rate:                              5.700%      14.875%       10.334%
Combined Original Loan-to-Value                     43.66%      100.00%        99.17%
Credit Score (3)                                      528          816           661

                                          EARLIEST                      LATEST
                                          --------                      ------
Maturity Date                            04/01/2009                   12/01/2034

LIEN POSITION                      PERCENT OF MORTGAGE POOL
-------------                      ------------------------
2nd Lien                                             100.00%

OCCUPANCY                          PERCENT OF MORTGAGE POOL
---------                          ------------------------
Primary                                               97.77%
Second Home                                            0.27%
Investment                                             1.95%

LOAN TYPE                          PERCENT OF MORTGAGE POOL
---------                          ------------------------
Fixed Rate                                           100.00%

AMORTIZATION TYPE                  PERCENT OF MORTGAGE POOL
-----------------                  ------------------------
Fully Amortizing                                      53.67%
Balloon                                               46.33%

YEAR OF ORIGINATION           PERCENT OF MORTGAGE POOL
-------------------           ------------------------
2003                                              0.19%
2004                                             99.81%

LOAN PURPOSE                  PERCENT OF MORTGAGE POOL
------------                  ------------------------
Purchase                                         83.60%
Refinance - Rate/Term                             2.11%
Refinance - Cashout                              14.29%

PROPERTY TYPE                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
Single Family Residence                          78.38%
Planned Unit Development                          8.80%
Condominium                                       7.00%
Two-to-Four Family                                5.28%
Townhouse                                         0.50%
Manufactured Housing                              0.02%
Rowhouse                                          0.01%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL1
[MERRILL LYNCH LOGO]     COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                        AGGREGATE                             WEIGHTED       AVERAGE     WEIGHTED
                           NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT        BALANCE     ORIGINAL     FULL
RANGE OF MORTGAGE RATES       LOANS    OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING     LTV         DOC
-----------------------       -----    -----------       ----       ------      -----      -----------     ---         ---
7.500% or less                   55   $  3,563,566        0.63%      7.079%      732        $  64,792      99.30%     70.45%
7.501% to 8.000%                 79      3,969,673        0.70       7.917       726           50,249      98.03      64.36
8.001% to 8.500%                332     17,007,235        2.98       8.373       713           51,227      98.73      79.60
8.501% to 9.000%              1,540     70,730,894       12.41       8.912       695           45,929      98.97      59.60
9.001% to 9.500%              1,516     59,525,193       10.45       9.325       669           39,265      98.90      79.05
9.501% to 10.000%             2,434    105,057,277       18.44       9.854       660           43,162      99.21      56.96
10.001% to 10.500%            1,825     68,936,563       12.10      10.336       666           37,773      99.32      44.42
10.501% to 11.000%            2,420     93,338,505       16.38      10.871       655           38,570      99.39      39.25
11.001% to 11.500%            2,250     73,353,027       12.87      11.323       639           32,601      99.53      46.36
11.501% to 12.000%            1,078     35,744,736        6.27      11.878       635           33,158      99.03      43.13
12.001% to 12.500%              866     23,082,764        4.05      12.302       617           26,654      98.80      44.90
12.501% to 13.000%              355     10,395,782        1.82      12.917       614           29,284      98.47      34.57
13.001% to 13.500%               94      3,851,822        0.68      13.081       630           40,977      99.46       3.78
13.501% to 14.000%               23        709,750        0.12      13.768       650           30,859      99.04      20.72
14.001% to 14.500%               11        429,820        0.08      14.338       633           39,075      99.77       5.81
14.501% to 15.000%                2         73,151        0.01      14.788       639           36,576      96.52       0.00
                             ------   ------------      ------      ------       ---        ---------      -----      -----
TOTAL:                       14,880   $569,769,755      100.00%     10.334%      661        $  38,291      99.17%     52.41%
                             ------   ------------      ------      ------       ---        ---------      -----      -----

As of the Cut-Off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.700% per annum to 14.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.334% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                             NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE     PERCENT
RANGE OF                      MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT        BALANCE     ORIGINAL      FULL
REMAINING TERMS (MONTHS)       LOANS      OUTSTANDING        POOL       COUPON     SCORE      OUTSTANDING     LTV         DOC
------------------------       -----      -----------        ----       ------     -----      -----------     ---         ---
49 to 60                           32     $    217,587        0.04%     11.935%     644        $   6,800      94.78%      94.83%
97 to 108                           2           20,218        0.00      12.132      613           10,109      94.97       42.39
109 to 120                        264        2,999,240        0.53      11.822      642           11,361      95.95       85.26
157 to 168                         13          529,419        0.09      10.387      663           40,725      99.54       51.90
169 to 180                      6,688      274,786,841       48.23      10.074      665           41,087      99.05       49.91
217 to 228                          5          203,532        0.04      10.519      624           40,706      99.48       92.74
229 to 240                      4,210      126,688,859       22.24      10.751      653           30,092      99.48       44.68
289 to 300                          1           47,738        0.01       8.999      606           47,738     100.00      100.00
337 to 348                          7          944,745        0.17      10.993      718          134,964      80.65        8.39
349 to 360                      3,658      163,331,575       28.67      10.412      659           44,651      99.30       62.14
                               ------     ------------      ------      ------      ---        ---------      -----       -----
TOTAL:                         14,880     $569,769,755      100.00%     10.334%     661        $  38,291      99.17%      52.41%
                               ------     ------------      ------      ------      ---        ---------      -----       -----

As of the Cut-Off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 50 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 239 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL1
[MERRILL LYNCH LOGO]     COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                              WEIGHTED       AVERAGE      WEIGHTED
                               NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE       BALANCE        MORTGAGE    AVERAGE     CREDIT        BALANCE      ORIGINAL      FULL
LOAN PRINCIPAL BALANCES         LOANS       OUTSTANDING        POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
-----------------------         -----       -----------        ----       ------      -----      -----------      ---         ---
$1 to $25,000                    4,671     $ 85,130,511        14.94%     10.744%      646        $  18,225       98.80%     62.80%
$25,001 to $50,000               7,008      245,120,881        43.02      10.374       655           34,977       99.54      59.55
$50,001 to $75,000               2,024      123,059,659        21.60      10.262       666           60,800       99.44      43.40
$75,001 to $100,000                815       70,159,144        12.31      10.156       670           86,085       99.29      37.81
$100,001 to $125,000               238       26,436,749         4.64       9.817       678          111,079       99.24      48.53
$125,001 to $150,000                73        9,891,981         1.74       9.586       690          135,507       97.31      39.70
$150,001 to $175,000                22        3,598,763         0.63       9.488       713          163,580       96.09      50.46
$175,001 to $200,000                14        2,641,989         0.46      10.489       695          188,714       90.60       6.65
$200,001 to $225,000                 2          441,842         0.08       9.813       680          220,921       70.93       0.00
$225,001 to $250,000                10        2,415,839         0.42      10.183       672          241,584       86.52      20.11
$250,001 to $275,000                 2          517,323         0.09      11.000       775          258,662       98.09       0.00
$350,001 to $375,000                 1          355,073         0.06      11.625       749          355,073       80.00       0.00
                                ------     ------------       ------      ------       ---        ---------       -----      -----
TOTAL:                          14,880     $569,769,755       100.00%     10.334%      661        $  38,291       99.17%     52.41%
                                ------     ------------       ------      ------       ---        ---------       -----      -----

As of the Cut-Off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $192 to approximately $355,073 and the average outstanding principal balance of the Mortgage Loans was approximately $38,291.

PRODUCT TYPES

                                             AGGREGATE                            WEIGHTED       AVERAGE    WEIGHTED
                               NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL   AVERAGE     PERCENT
                               MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT        BALANCE    ORIGINAL      FULL
PRODUCT TYPES                   LOANS       OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING    LTV         DOC
-------------                   -----       -----------       ----       ------     -----      -----------    ---         ---
Balloon Loans                    6,267     $263,946,226       46.33%     10.040%     666        $  42,117     99.10%      49.54%
5 Year Fixed                        32          217,587        0.04      11.935      644            6,800     94.78       94.83
10 Year Fixed Loans                266        3,019,458        0.53      11.824      642           11,351     95.95       84.97
15 Year Fixed Loans                435       11,401,972        2.00      10.888      653           26,211     97.99       58.35
20 Year Fixed Loans              4,214      126,860,454       22.27      10.751      653           30,105     99.48       44.77
25 Year Fixed Loans                  1           47,738        0.01       8.999      606           47,738    100.00      100.00
30 Year Fixed Loans              3,665      164,276,321       28.83      10.415      659           44,823     99.20       61.83
                                ------     ------------      ------      ------      ---        ---------     -----       -----
TOTAL:                          14,880     $569,769,755      100.00%     10.334%     661        $  38,291     99.17%      52.41%
                                ------     ------------      ------      ------      ---        ---------     -----       -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL1
[MERRILL LYNCH LOGO]     COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                 AGGREGATE                            WEIGHTED    AVERAGE       WEIGHTED
                                   NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE     PERCENT
                                   MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL      FULL
GEOGRAPHIC DISTRIBUTION             LOANS       OUTSTANDING       POOL       COUPON     SCORE   OUTSTANDING       LTV         DOC
-----------------------             -----       -----------       ----       ------     -----   -----------       ---         ---
Alabama                                 82     $  2,313,722        0.41%     10.658%     643     $  28,216        99.87%      70.51%
Alaska                                   1           56,845        0.01       9.990      644        56,845       100.00      100.00
Arizona                                923       29,198,545        5.12      10.466      655        31,634        99.36       53.57
Arkansas                                11          293,375        0.05      10.465      671        26,670        99.81       70.55
California                           2,708      172,791,156       30.33      10.008      674        63,808        98.77       40.51
Colorado                               439       16,723,477        2.94      10.331      648        38,094        99.64       67.71
Connecticut                            119        4,391,180        0.77      10.583      650        36,901        99.04       70.65
Delaware                                22          695,796        0.12      10.356      653        31,627        99.52       63.73
District of Columbia                     5          261,800        0.05       9.667      655        52,360        94.10       60.03
Florida                                848       29,083,200        5.10      10.488      657        34,296        99.30       63.19
Georgia                                310        9,628,203        1.69      10.648      642        31,059        99.68       70.99
Hawaii                                  56        4,231,516        0.74      10.012      688        75,563        94.15       48.54
Idaho                                  101        2,327,428        0.41      10.637      639        23,044        99.79       73.65
Illinois                               834       30,097,426        5.28      10.509      665        36,088        99.36       42.08
Indiana                                264        6,433,732        1.13      10.700      642        24,370        99.63       71.55
Iowa                                   122        2,791,094        0.49      10.374      651        22,878        99.67       74.67
Kansas                                 187        4,890,007        0.86      10.752      648        26,150        99.56       52.50
Kentucky                               180        4,597,596        0.81      10.839      638        25,542        99.56       69.13
Louisiana                               85        2,261,475        0.40      10.324      656        26,606        99.89       69.84
Maine                                   34        1,018,069        0.18      10.010      669        29,943        98.05       61.11
Maryland                               304       13,633,019        2.39      10.505      651        44,845        99.19       62.24
Massachusetts                          288       13,855,096        2.43      10.261      666        48,108        99.31       58.51
Michigan                               974       28,654,108        5.03      10.928      651        29,419        99.52       45.97
Minnesota                              403       14,180,507        2.49       9.918      654        35,187        99.54       59.48
Mississippi                             22          693,851        0.12       9.659      660        31,539       100.00       73.33
Missouri                               479       12,111,677        2.13      10.861      642        25,285        99.58       64.33
Montana                                 10          248,110        0.04      10.462      646        24,811       100.00       74.40
Nebraska                                67        1,525,056        0.27      10.290      657        22,762        99.64       60.33
Nevada                                 292       13,575,374        2.38      10.218      671        46,491        98.90       34.32
New Hampshire                           61        2,325,365        0.41      10.185      665        38,121        99.54       59.28
New Jersey                             111        4,830,856        0.85      10.719      661        43,521        99.36       49.28
New Mexico                              18          556,700        0.10      10.623      659        30,928        99.49       53.59
New York                               257       13,234,645        2.32      10.382      672        51,497        98.64       50.57
North Carolina                         279        7,811,846        1.37      10.749      638        27,999        99.79       77.68
North Dakota                             4           96,416        0.02       9.864      677        24,104        99.27        0.00
Ohio                                   522       13,152,796        2.31      10.702      640        25,197        99.73       70.50
Oklahoma                               111        2,285,562        0.40      10.937      640        20,591        99.49       58.47
Oregon                                 277        9,824,918        1.72       9.927      662        35,469        98.62       61.47
Pennsylvania                           202        5,618,094        0.99      10.477      651        27,812        99.53       73.01
Rhode Island                            53        2,169,769        0.38      10.042      667        40,939        99.15       67.74
South Carolina                          72        2,019,003        0.35      10.676      639        28,042        99.44       70.21
South Dakota                            15          357,730        0.06      10.874      640        23,849        99.91       59.86
Tennessee                              274        7,041,379        1.24       9.699      642        25,698        99.75       64.44
Texas                                1,143       28,320,075        4.97      10.771      650        24,777        99.44       44.42
Utah                                   138        4,443,644        0.78      10.284      658        32,200        99.64       59.79
Vermont                                 11          306,450        0.05      10.498      650        27,859        99.06       82.44
Virginia                               334       14,004,379        2.46      10.397      654        41,929        99.54       61.69
Washington                             493       19,578,055        3.44      10.103      660        39,712        99.36       63.96
West Virginia                           10          227,781        0.04       9.841      650        22,778       100.00       84.93
Wisconsin                              299        8,284,497        1.45      10.621      654        27,707        99.58       58.98
Wyoming                                 26          717,354        0.13      10.457      650        27,591       100.00       79.88
                                    ------     ------------      ------      ------      ---     ---------        -----       -----
TOTAL:                              14,880     $569,769,755      100.00%     10.334%     661     $  38,291        99.17%      52.41%
                                    ------     ------------      ------      ------      ---     ---------        -----       -----

No more than approximately 0.28% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL1
                       COLLATERAL SUMMARY
-------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF COMBINED               MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
ORIGINAL LOAN-TO-VALUE RATIOS     LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC
-------------------------------------------------------------------------------------------------------------------------------
50.00% or  less                        2    $      98,617        0.02%     9.270%      679    $    49,308     47.55%    100.00%
50.01% to  55.00%                      1           41,649        0.01     10.250       689         41,649     51.96       0.00
60.01% to  65.00%                      5          342,449        0.06     10.275       665         68,490     62.61      24.68
65.01% to  70.00%                      1           49,854        0.01     10.400       622         49,854     65.25       0.00
70.01% to  75.00%                      5          591,173        0.10      8.806       704        118,235     74.16       5.89
75.01% to  80.00%                     31        2,721,760        0.48      9.607       699         87,799     79.48       1.97
80.01% to  85.00%                     47        2,322,603        0.41     10.146       666         49,417     84.27      28.79
85.01% to  90.00%                    333       13,358,504        2.34     10.325       680         40,116     89.74      17.66
90.01% to  95.00%                  1,306       34,027,048        5.97     10.541       661         26,054     94.73      43.10
95.01% to 100.00%                 13,149      516,216,097       90.60     10.327       660         39,259     99.95      54.36
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            14,880    $ 569,769,755      100.00%    10.334%      661    $    38,291     99.17%     52.41%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-Off Date, the Combined Original Loan-to-Value Ratios of the Mortgage Loans ranged from 43.66% to 100.00% and the weighted average Combined Loan-to-Value Ratio for the Mortgage Loans was approximately 99.17%.

LOAN PURPOSE

                                              AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                                MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
LOAN PURPOSE                      LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC
-------------------------------------------------------------------------------------------------------------------------------
Purchase                          12,491    $ 476,308,838       83.60%    10.338%      663    $    38,132     99.37%     50.59%
Refinance - Cashout                2,078       81,413,316       14.29     10.333       650         39,179     98.31      61.74
Refinance - Rate Term                311       12,047,600        2.11     10.156       650         38,738     96.90      61.31
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            14,880    $ 569,769,755      100.00%    10.334%      661    $    38,291     99.17%     52.41%
------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                              AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                                MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
PROPERTY TYPE                     LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           11,886    $ 446,592,362       78.38%    10.358%      658    $    37,573     99.36%     53.42%
Planned Unit Development           1,249       50,152,743        8.80     10.296       661         40,154     98.74      47.56
Condominium                        1,026       39,888,612        7.00     10.080       669         38,878     99.27      54.30
Two-to-Four Family                   623       30,096,861        5.28     10.333       683         48,310     96.85      42.34
Townhouse                             89        2,876,208        0.50     10.662       650         32,317     99.30      56.54
Manufactured Housing                   4           85,473        0.02     11.798       655         21,368     99.70      67.26
Rowhouse                               3           77,496        0.01      9.439       649         25,832     96.57     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            14,880    $ 569,769,755      100.00%    10.334%      661    $    38,291     99.17%     52.41%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL1
                       COLLATERAL SUMMARY
-------------------------------------------------------------------------------

DOCUMENTATION

                                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                                  MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
FREMONT UNDERWRITING GUIDELINES     LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                    1,604   $  65,628,529       11.52%    10.076%      652     $    40,916     99.41%    100.00%
Stated Income                           570      30,470,173        5.35     11.371       666          53,456     99.47       0.00
Easy Documentation                       10         130,644        0.02     11.747       636          13,064     94.96       0.00

MILA UNDERWRITING GUIDELINES
No Income Verification                1,948   $  61,604,662       10.81%    10.792%      673     $    31,625     99.36%      0.00%
Full Documentation                    1,186      31,183,626        5.47     11.079       621          26,293     99.67     100.00

DECISION ONE UNDERWRITING
  GUIDELINES
Full Documentation                    1,630   $  58,110,954       10.20%     9.605%      645     $    35,651     99.75%    100.00%
Stated Income                           427      16,672,306        2.93     10.282       677          39,045     99.11       0.00
Lite Documentation                       37       1,429,127        0.25      9.478       667          38,625     99.20       0.00

OTHER UNDERWRITING GUIDELINES
Full Documentation                    4,091   $ 143,680,954       25.22%    10.087%      650     $    35,121     99.47%    100.00%
Stated Income                         2,210     105,262,870       18.47     10.109       687          47,630     98.23       0.00
Other Documentation(1)                1,167      55,595,909        9.76     11.001       665          47,640     98.64       0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               14,880   $ 569,769,755      100.00%    10.334%      661     $    38,291     99.17%     52.41%
---------------------------------------------------------------------------------------------------------------------------------

(1)Other Documentation includes various degrees of reduced documentation which may not include either income verification, asset verification or both.

OCCUPANCY

                                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                                  MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
OCCUPANCY                           LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
Primary                             14,471    $ 557,072,804       97.77%    10.336%      660     $    38,496     99.36%     52.85%
Investment                             374       11,130,244        1.95     10.203       701          29,760     90.57      33.74
Second Home                             35        1,566,708        0.27     10.399       698          44,763     92.45      28.94
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              14,880    $ 569,769,755      100.00%    10.334%      661     $    38,291     99.17%     52.41%
---------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL1
                       COLLATERAL SUMMARY
-------------------------------------------------------------------------------

MORTGAGE LOANS AGE SUMMARY

                                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOANS AGE                MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
(MONTHS)                            LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
1                                        2    $      53,583        0.01%    11.503%      622     $    26,791    100.00%    56.71%
2                                      238        8,679,273        1.52     10.931       651          36,468     99.69     43.63
3                                      388       13,143,710        2.31     10.978       649          33,876     99.69     43.60
4                                    1,022       38,914,699        6.83     10.651       667          38,077     99.51     26.00
5                                    3,191      127,973,229       22.46     10.570       656          40,104     99.50     54.20
6                                    3,305      126,490,277       22.20     10.535       654          38,272     99.49     56.70
7                                    3,813      152,621,269       26.79      9.980       670          40,027     98.86     48.25
8                                    2,079       69,664,731       12.23     10.037       659          33,509     99.08     64.88
9                                      599       21,141,459        3.71     10.096       658          35,295     98.54     67.23
10                                     162        7,516,447        1.32     10.018       666          46,398     95.88     43.59
11                                      54        1,873,164        0.33     10.021       663          34,688     99.35     52.65
12                                      17          577,703        0.10     10.523       655          33,983     99.15     54.97
13                                       4          189,937        0.03     10.132       678          47,484    100.00     63.12
14                                       2          113,901        0.02     10.369       648          56,951     97.85    100.00
15                                       1           79,290        0.01     10.950       689          79,290    100.00      0.00
16                                       2          514,176        0.09     11.702       740         257,088     81.03      0.00
19                                       1          222,907        0.04      9.875       687         222,907     63.02      0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              14,880    $ 569,769,755      100.00%    10.334%      661     $    38,291     99.17%    52.41%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-Off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT               MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
PENALTY TERM                        LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
None                                 9,098    $ 313,713,834       55.06%    10.482%      661     $    34,482     99.23%    45.71%
6 Months                                 2          183,054        0.03      9.948       702          91,527     99.46     89.11
12 Months                              471       22,836,690        4.01     10.246       664          48,486     98.82     59.99
18 Months                                1           73,608        0.01      9.990       608          73,608     85.00    100.00
21 Months                                7          453,569        0.08      9.517       677          64,796    100.00     29.72
24 Months                            2,950      131,167,558       23.02     10.220       658          44,464     99.49     65.03
30 Months                                2          132,648        0.02     10.330       615          66,324     94.52    100.00
33 Months                                8          408,151        0.07      9.591       673          51,019     99.13      7.12
36 Months                            2,250       93,319,253       16.38     10.025       659          41,475     99.40     58.35
60 Months                               45        2,318,847        0.41      9.908       661          51,530     98.08     52.96
72 Months                               46        5,162,543        0.91     10.510       705         112,229     85.67      0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              14,880    $ 569,769,755      100.00%    10.334%      661     $    38,291     99.17%    52.41%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL1
                       COLLATERAL SUMMARY
-------------------------------------------------------------------------------

CREDIT SCORES

                                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                                  MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF CREDIT SCORES              LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
528 to 550                               5    $     112,043        0.02%    13.128%      541     $    22,409     82.38%    68.74%
551 to 575                              89        1,787,787        0.31     12.759       573          20,087     98.94     99.44
576 to 600                             688       18,602,702        3.26     11.700       593          27,039     99.29     93.18
601 to 625                           3,579      117,395,366       20.60     10.923       613          32,801     99.39     84.28
626 to 650                           3,428      126,270,442       22.16     10.690       638          36,835     99.35     52.82
651 to 675                           3,035      121,876,943       21.39     10.180       662          40,157     99.36     41.66
676 to 700                           1,846       80,860,986       14.19      9.807       687          43,803     98.82     34.87
701 to 725                           1,069       49,963,698        8.77      9.573       712          46,739     98.80     33.35
726 to 750                             646       29,816,894        5.23      9.494       738          46,156     98.42     31.21
751 to 775                             355       15,854,434        2.78      9.501       762          44,660     99.15     37.61
776 to 800                             119        6,158,361        1.08      9.477       784          51,751     98.60     40.77
801 to 816                              21        1,070,098        0.19      8.978       807          50,957     99.34     34.90
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              14,880    $ 569,769,755      100.00%    10.334%      661     $    38,291     99.17%    52.41%
--------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-Off Date ranged from 528 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-Off Date was approximately 661.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-SL1
--------------------------------------------------------------------------------

                             ASSUMED MORTGAGE POOLS

                                                                                                                       ORIGINAL
                                                                                   ORIGINAL         REMAINING          MONTHS TO
                                           NET       ORIGINAL      REMAINING     AMORTIZATION     AMORTIZATION        PREPAYMENT
                           MORTGAGE     MORTGAGE       TERM          TERM            TERM             TERM              PENALTY
CURRENT BALANCE ($)         RATE(%)      RATE(%)     (MONTHS)      (MONTHS)        (MONTHS)         (MONTHS)          EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------
161,026,325.37              10.213        9.693         180           174             360              354                 0
     19,930.89               9.600        9.080         180           173             360              353                 6
  9,039,493.29               9.843        9.323         180           173             360              353                12
     73,607.89               9.990        9.470         180           174             360              354                18
    453,569.41               9.517        8.997         180           172             360              352                21
 39,684,922.12               9.894        9.374         180           174             360              354                24
    132,648.29              10.330        9.810         180           174             360              354                30
    408,150.79               9.591        9.071         180           172             360              352                33
 50,499,338.45               9.648        9.128         180           173             360              353                36
  2,042,188.51               9.869        9.349         180           173             360              353                60
    534,114.05              10.276        9.756         180           172             360              352                72
     31,937.00              11.490       10.970         240           234             360              354                 0
     71,570.96              12.001       11.481          60            54              60               54                 0
     16,261.72              10.873       10.353          60            55              60               55                12
    105,361.72              12.045       11.525          60            54              60               54                24
     24,392.83              11.974       11.454          60            55              60               55                36
    844,039.67              12.177       11.657         120           114             120              114                 0
    426,364.73              11.923       11.403         120           114             120              114                12
  1,479,373.79              11.665       11.145         120           114             120              114                24
    269,679.73              11.429       10.909         120           114             120              114                36
  6,373,623.96              11.057       10.537         180           174             180              174                 0
    163,122.76               9.990        9.470         180           173             180              173                 6
    576,586.74              10.897       10.377         180           173             180              173                12
  2,836,342.07              10.934       10.414         180           174             180              174                24
  1,321,216.50              10.177        9.657         180           173             180              173                36
      8,736.89               9.750        9.230         180           174             180              174                60
    122,342.78               9.957        9.437         180           170             180              170                72
 96,486,106.69              10.886       10.366         240           234             240              234                 0
  3,319,638.47              10.688       10.168         240           234             240              234                12
 17,218,965.12              10.556       10.036         240           234             240              234                24
  9,597,665.12               9.776        9.256         240           233             240              233                36
    238,078.18              10.317        9.797         240           234             240              234                60
     47,737.95               8.999        8.479         300           294             300              294                36
 48,880,230.59              10.461        9.941         360           353             360              353                 0
  9,458,344.74              10.360        9.840         360           354             360              354                12
 69,842,592.86              10.261        9.741         360           354             360              354                24
 31,559,222.63              10.685       10.165         360           354             360              354                36
     29,843.12               9.375        8.855         360           350             360              350                60
  4,506,086.62              10.552       10.032         360           350             360              350                72

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-SL1

--------------------------------------------------------------------------------

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                                                                                                          AVAIL.
                         AVAIL. FUNDS                                  AVAIL. FUNDS                                     FUNDS CAP
PERIOD   PAYMENT DATE   CAP (%) (1)(2)     PERIOD    PAYMENT DATE     CAP (%) (1)(2)     PERIOD     PAYMENT DATE        (%) (1)(2)
---------------------------------------    ------------------------------------------    -----------------------------------------
  1       3/25/2005         19.765(3)        27       5/25/2007           11.606           53        7/25/2009            11.400
  2       4/25/2005          9.635           28       6/25/2007           11.295           54        8/25/2009            11.032
  3       5/25/2005         10.018           29       7/25/2007           11.741           55        9/25/2009            11.032
  4       6/25/2005          9.758           30       8/25/2007           11.432           56        10/25/2009           11.399
  5       7/25/2005         10.151           31       9/25/2007           11.505           57        11/25/2009           11.031
  6       8/25/2005          9.892           32       10/25/2007          11.967           58        12/25/2009           11.399
  7       9/25/2005          9.964           33       11/25/2007          11.661           59        1/25/2010            11.031
  8       10/25/2005        10.374           34       12/25/2007          12.136           60        2/25/2010            11.031
  9       11/25/2005        10.119           35       1/25/2008           11.831           61        3/25/2010            12.212
  10      12/25/2005        10.541           36       2/25/2008           11.923           62        4/25/2010            11.030
  11      1/25/2006         10.289           37       3/25/2008           12.847           63        5/25/2010            11.397
  12      2/25/2006         10.380           38       4/25/2008           11.655           64        6/25/2010            11.030
  13      3/25/2006         11.598           39       5/25/2008           11.679           65        7/25/2010            11.397
  14      4/25/2006         10.579           40       6/25/2008           11.036           66        8/25/2010            11.029
  15      5/25/2006         10.990           41       7/25/2008           11.403           67        9/25/2010            11.029
  16      6/25/2006         10.675           42       8/25/2008           11.035           68        10/25/2010           11.396
  17      7/25/2006         11.073           43       9/25/2008           11.035           69        11/25/2010           11.028
  18      8/25/2006         10.759           44       10/25/2008          11.403           70        12/25/2010           11.395
  19      9/25/2006         10.803           45       11/25/2008          11.035           71        1/25/2011            11.027
  20      10/25/2006        11.211           46       12/25/2008          11.402           72        2/25/2011            11.027
  21      11/25/2006        10.898           47       1/25/2009           11.034           73        3/25/2011            12.208
  22      12/25/2006        11.313           48       2/25/2009           11.034           74        4/25/2011            11.027
  23      1/25/2007         11.000           49       3/25/2009           12.216           75        5/25/2011            11.394
  24      2/25/2007         11.054           50       4/25/2009           11.033
  25      3/25/2007         12.301           51       5/25/2009           11.401
  26      4/25/2007         11.170           52       6/25/2009           11.033

(1) Available Funds Cap for the Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 30% CPR on collateral and 1 month LIBOR remains constant at 2.6115%.

(3)   Assumes only 15 days of accrual.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-SL1
--------------------------------------------------------------------------------

                        DISCOUNT MARGIN TABLE (TO CALL)

                               0%                   24%                   30%                      45%                  60%
                              CPR                   CPR                   CPR                      CPR                  CPR
                            TO CALL               TO CALL               TO CALL                  TO CALL              TO CALL
---------------------------------------------------------------------------------------------------------------------------------
                          DISC MARGIN           DISC MARGIN           DISC MARGIN              DISC MARGIN          DISC MARGIN
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
           100.00000%           23                   23                      23                     23                     23

            WAL (YRS)        11.70                 1.60                    1.05                   0.66                   0.45
       MOD DURN (YRS)         9.56                 1.53                    1.03                   0.65                   0.45
    PRINCIPAL WINDOW     Mar05 - Oct30         Mar05 - Feb13          Mar05 - Oct07           Mar05 - Sep06         Mar05 - Mar06

CLASS M-1
           100.00000%           52                   52                      52                     52                     52

            WAL (YRS)        19.11                 5.80                    4.38                   1.80                   1.22
       MOD DURN (YRS)        14.16                 5.28                    4.05                   1.75                   1.20
    PRINCIPAL WINDOW     Aug19 - Oct30         Feb09 - Feb13          Oct07 - May11           Sep06 - Mar07         Mar06 - Jul06

CLASS M-2
           100.00000%           57                   57                      57                     57                     57

            WAL (YRS)        19.11                 5.45                    5.74                   2.12                   1.42
       MOD DURN (YRS)        14.09                 4.96                    5.24                   2.05                   1.39
    PRINCIPAL WINDOW     Aug19 - Oct30         Nov08 - Feb13          Apr10 - May11           Mar07 - May07         Jul06 - Aug06

CLASS M-3
           100.00000%           80                   80                      80                     80                     80

            WAL (YRS)        19.11                 5.38                    5.08                   2.38                   1.59
       MOD DURN (YRS)        13.79                 4.86                    4.64                   2.28                   1.54
    PRINCIPAL WINDOW     Aug19 - Oct30         Aug08 - Feb13          May09 - May11           May07 - Sep07         Aug06 - Nov06

CLASS B-1
           100.00000%           85                   85                      85                     85                     85

            WAL (YRS)        19.11                 5.33                    4.74                   2.67                   1.76
       MOD DURN (YRS)        13.73                 4.81                    4.35                   2.54                   1.71
    PRINCIPAL WINDOW     Aug19 - Oct30         Jul08 - Feb13          Feb09 - May11           Sep07 - Dec07         Nov06 - Dec06

CLASS B-2
           100.00000%          130                  130                     130                    130                    130

            WAL (YRS)        19.11                 5.31                    4.62                   2.87                   1.89
       MOD DURN (YRS)        13.17                 4.73                    4.19                   2.70                   1.82
    PRINCIPAL WINDOW     Aug19 - Oct30         Jun08 - Feb13          Dec08 - May11           Dec07 - Feb08         Dec06 - Feb07

CLASS B-3
           100.00000%          140                  140                     140                    140                    140

            WAL (YRS)        19.11                 5.30                    4.52                   3.68                   2.04
       MOD DURN (YRS)        13.05                 4.70                    4.10                   3.41                   1.95
    PRINCIPAL WINDOW     Aug19 - Oct30         May08 - Feb13          Sep08 - May11           Feb08 - Dec08         Feb07 - Apr07

CLASS B-4
           100.00000%          200                  200                     200                    200                    200

            WAL (YRS)        19.11                 5.28                    4.45                   3.79                   2.23
       MOD DURN (YRS)        12.37                 4.59                    3.97                   3.45                   2.11
    PRINCIPAL WINDOW     Aug19 - Oct30         May08 - Feb13          Aug08 - May11           Dec08 - Dec08         Apr07 - Jul07

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR
                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                      SERIES 2005-SL1
--------------------------------------------------------------------------------

                      DISCOUNT MARGIN TABLE (TO MATURITY)

                                   0%               24%                30%                45%                 60%
                                  CPR               CPR                CPR               CPR                  CPR
                              TO MATURITY       TO MATURITY        TO MATURITY       TO MATURITY          TO MATURITY
---------------------------------------------------------------------------------------------------------------------
                              DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN          DISC MARGIN
---------------------------------------------------------------------------------------------------------------------
CLASS A
                100.00000%         23               24                 23                 23                  23

                WAL (YRS)       11.77             1.70               1.05               0.66                0.45
           MOD DURN (YRS)        9.60             1.61               1.03               0.65                0.45
         PRINCIPAL WINDOW   Mar05 - Jun34     Mar05 - May20      Mar05 - Oct07     Mar05 - Sep06        Mar05 - Mar06
CLASS M-1
                100.00000%         52               54                 57                 52                  52

                WAL (YRS)       19.52             6.38               5.50               1.80                1.22
           MOD DURN (YRS)       14.34             5.70               4.91               1.75                1.20
         PRINCIPAL WINDOW   Aug19 - Jun34     Feb09 - Aug19      Oct07 - Mar19     Sep06 - Mar07        Mar06 - Jul06
CLASS M-2
                100.00000%         57               59                 59                 57                  57

                WAL (YRS)       19.52             6.03               6.23               2.12                1.42
           MOD DURN (YRS)       14.27             5.38               5.62               2.05                1.39
         PRINCIPAL WINDOW   Aug19 - May34     Nov08 - Aug19      Apr10 - Oct17     Mar07 - May07        Jul06 - Aug06
CLASS M-3
                100.00000%         80               83                 83                 80                  80

                WAL (YRS)       19.51             5.95               5.55               2.38                1.59
           MOD DURN (YRS)       13.96             5.27               5.01               2.28                1.54
         PRINCIPAL WINDOW   Aug19 - Apr34     Aug08 - Aug19      May09 - Jul17     May07 - Sep07        Aug06 - Nov06
CLASS B-1
                100.00000%         85               88                 88                 85                  85

                WAL (YRS)       19.51             5.90               5.21               2.67                1.76
           MOD DURN (YRS)       13.89             5.22               4.71               2.54                1.71
         PRINCIPAL WINDOW   Aug19 - Mar34     Jul08 - Aug19      Feb09 - Jan17     Sep07 - Dec07        Nov06 - Dec06
CLASS B-2
                100.00000%        131              135                135                130                 130

                WAL (YRS)       19.51             5.88               5.08               2.87                1.89
         MOD DURN (YRS)         13.32             5.11               4.53               2.70                1.82
         PRINCIPAL WINDOW   Aug19 - Mar34     Jun08 - Jul19      Dec08 - Sep16     Dec07 - Feb08        Dec06 - Feb07
CLASS B-3
                100.00000%        141              145                145                166                 140

                WAL (YRS)       19.51             5.86               4.97               6.29                2.04
           MOD DURN (YRS)       13.20             5.07               4.43               5.48                1.95
         PRINCIPAL WINDOW   Aug19 - Feb34     May08 - May19      Sep08 - May16     Feb08 - Oct13        Feb07 - Apr07
CLASS B-4
                100.00000%        201              207                207                224                 200

                WAL (YRS)       19.50             5.82               4.88               5.13                2.23
           MOD DURN (YRS)       12.49             4.94               4.27               4.52                2.11
         PRINCIPAL WINDOW   Aug19 - Jan34     May08 - Oct18      Aug08 - Dec15     Oct09 - Sep11        Apr07 - Jul07

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR
                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                      SERIES 2005-SL1
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 2.6115%) and forward LIBOR. Other assumptions include: (1) prepayment speed at 30% CPR, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown), (5) 100% loss severity:

                                FORWARD LIBOR            STATIC LIBOR
                                -------------            ------------
CLASS M-1        CDR Break             16.251%                 17.638%
                 Cum Loss               32.74%                  34.75%
                                -------------            ------------
CLASS M-2        CDR Break             14.605%                 15.993%
                 Cum Loss               30.25%                  32.36%
                                -------------            ------------
CLASS M-3        CDR Break             11.747%                 13.134%
                 Cum Loss               25.56%                  27.89%
                                -------------            ------------
CLASS B-1        CDR Break             10.422%                 11.812%
                 Cum Loss               23.23%                  25.67%
                                -------------            ------------
CLASS B-2        CDR Break              9.346%                 10.737%
                 Cum Loss               21.24%                  23.79%
CLASS B-3        CDR Break              7.951%                  9.348%
                 Cum Loss               18.55%                  21.25%
                                -------------            ------------
CLASS B-4        CDR Break              6.787%                  8.180%
                 Cum Loss               16.20%                  19.00%
                                -------------            ------------

                                  [LINE GRAPH]

                              [PLOT POINTS TO COME]

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR
                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                      SERIES 2005-SL1
--------------------------------------------------------------------------------

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 2.6115%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 30% CPR, (2) no defaults and no losses:

             EXCESS SPREAD IN BPS      EXCESS SPREAD IN BPS
PERIOD          (STATIC LIBOR)            (FORWARD LIBOR)
-----------------------------------------------------------
Avg yr1              685(1)                     602(1)
Avg yr2              753                        611
Avg yr3              791                        629
Avg yr4              751                        568
Avg yr5              754                        550

            EXCESS                                                       EXCESS                EXCESS
           SPREAD IN                                                   SPREAD IN              SPREAD IN
              BPS                                                         BPS     1 MONTH        BPS
           (STATIC   1 MONTH FORWARD  EXCESS SPREAD IN BPS             (STATIC    FORWARD     (FORWARD
PERIOD      LIBOR)        LIBOR         (FORWARD LIBOR)       PERIOD    LIBOR)     LIBOR       LIBOR)
-------------------------------------------------------------------------------------------------------
  1            **(1)     2.6115%             **(1)              39        767     4.3763%        590
  2           646        2.8133%            625                 40        704     4.3972%        525
  3           683        3.0235%            641                 41        747     4.4115%        567
  4           655        3.1936%            597                 42        717     4.4314%        535
  5           693        3.2362%            630                 43        721     4.4510%        537
  6           666        3.3646%            589                 44        761     4.4669%        575
  7           672        3.4911%            581                 45        725     4.4876%        538
  8           711        3.5253%            616                 46        764     4.5083%        574
  9           684        3.6311%            578                 47        728     4.5325%        536
 10           724        3.7197%            608                 48        730     4.5521%        535
 11           697        3.7324%            579                 49        849     4.5666%        653
 12           705        3.8170%            576                 50        731     4.5732%        534
 13           824        3.8649%            689                 51        768     4.5898%        570
 14           720        3.8533%            586                 52        731     4.6071%        532
 15           760        3.9183%            621                 53        768     4.6230%        567
 16           726        3.9741%            587                 54        732     4.6410%        529
 17           764        3.9402%            631                 55        732     4.6591%        528
 18           730        3.9918%            592                 56        769     4.6786%        563
 19           733        4.0350%            590                 57        733     4.6954%        525
 20           771        4.0224%            630                 58        770     4.7138%        560
 21           738        4.0665%            592                 59        734     4.7390%        521
 22           777        4.1027%            627                 60        734     4.7548%        520
 23           743        4.0970%            594                 61        853     4.7677%        637
 24           746        4.1345%            593                 62        735     4.7789%        518
 25           868        4.1668%            712                 63        772     4.7943%        554
 26           751        4.1370%            599                 64        735     4.8095%        515
 27           792        4.1679%            636                 65        772     4.8240%        551
 28           758        4.1953%            600                 66        735     4.8388%        513
 29           799        4.1901%            641                 67        735     4.8550%        511
 30           765        4.2180%            604                 68        772     4.8745%        546
 31           769        4.2417%            606                 69        735     4.8882%        508
 32           811        4.2440%            648                 70        772     4.9058%        543
 33           777        4.2680%            612                 71        735     4.9359%        503
 34           822        4.2919%            654                 72        736     4.9489%        502
 35           788        4.3102%            619                 73        854     4.9599%        619
 36           794        4.3325%            622                 74        736     4.9762%        499
 37           884        4.3525%            709                 75        772     4.9878%        535
 38           764        4.3565%            590                 76        ***     5.0008%        ***

1. The first period assumes 15 days of accrual and is excluded from the calculation

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.